SUPERIOR BANCORP

May 2009

Cautionary Statement Regarding Forward Looking Statements

This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Superior's management uses these "non-GAAP" measures in their analysis of Superior's performance. Non-GAAP measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on Superior's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Superior's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that are presented by other companies.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Some of the disclosures in this release, including any statements preceded by, followed by or which include the words "may," "could," "should," "will," "would," "hope," "might," "believe," "expect," "anticipate," "estimate," "intend," "plan," "assume" or similar expressions constitute forward-looking statements. These forward-looking statements, implicitly and explicitly, include the assumptions underlying the statements and other information with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business, including our expectations and estimates with respect to our revenues, expenses, earnings, return on equity, return on assets, efficiency ratio, asset quality, the adequacy of our allowance for loan losses and other financial data and capital and performance ratios. Although we believe that the expectations reflected in our forward-looking statements are reasonable, these statements involve risks and uncertainties which are subject to change based on various important factors (some of which are beyond our control). Such forward looking statements should, therefore, be considered in light of various important factors set forth from time to time in our reports and registration statements filed with the SEC. The following factors, among others, could cause our financial performance to differ materially from our goals, plans, objectives, intentions, expectations and other forward-looking statements: (1) the strength of the United States economy in general and the strength of the regional and local economies in which we conduct operations; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations; (4) our ability to successfully integrate the assets, liabilities, customers, systems and management we acquire or merge into our operations; (5) our timely development of new products and services in a changing environment, including the features, pricing and quality compared to the products and services of our competitors; (6) the willingness of users to substitute competitors' products and services for our products and services; (7) the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (8) our ability to resolve any legal proceeding on acceptable terms and its effect on our financial condition or results of operations; (9) technological changes; (10) changes in consumer spending and savings habits; (11) the effect of natural disasters, such as hurricanes, in our geographic markets; (12) regulatory, legal or judicial proceedings; (13) the continuing instability in the domestic and international capital markets; (14) the effects of new and proposed laws relating to financial institutions and credit transactions; and (15) the effects of policy initiatives that have been and may continue to be introduced by the new Presidential administration and related regulatory actions.

Superior Bancorp disclaims any intent or obligation to update forward-looking statements.

Presentation Overview

Company History



AL
FL

<u>Jan. '05 Overview</u>

Assets: $1.3B

Offices: 26 AL – 19

FL – 7

Total Depositors: 40,000

<u>Challenges</u>

Balance Sheet Funding

Credit Quality

Earnings

Franchise

SUPERIOR

5-Year Plan of Value Creation

	Status
➢ Focus on growth markets: NE Alabama, Florida	Done
➢ Re-engineer balance sheet	Done
➢ Seek strategic bank partners	Done
➢ Build bank to $3 billion in total assets	Done
➢ Add customers from merger chaos (Wachovia/Wells Fargo, Regions, BBVA Compass, RBC)	In Progress
➢ Achieve peer bank performance	In Progress

SUPERIOR

5-Year Plan: Strategic Chronology

		Status
2005:	Platform Stabilization	Done
	Balance Sheet Cleanup	Done
	Staffing Optimization	Done
2006:	Market Expansion	Done
	Growth thru Acquisitions	Done
2007:	Merger Integration	Done
	De Novo Branch Expansion	Done
	Balance Sheet Refinancing	Done
2008-2010:	Profitability Improvement	In Process
	Shareholder Value Maximization	In Process
	Value from Market Chaos	In Process

SUPERIOR
Alabama Franchise



Huntsville
Birmingham
Montgomery
Mobile

- Assets: $2 billion
- Current Offices: 45
- Depositors: 67,000
- 2 de novo branches planned
- 24-office consumer finance company ($48MM outstanding)

Legend (AL)

- Current Superior Branches: 45
- Planned Superior Branches: 2
- 1st Comm. Credit Offices: 17
- Superior Fin. Co. Offices: 7

SUPERIOR

Florida Franchise

- Assets: $1 billion
- Current Offices: 32
- Depositors: 34,000


Tallahassee
Jacksonville
Orlando
Clearwater
Saint Petersburg
Tampa
Coral Springs
Fort Lauderdale
Pembroke Pines
Hollywood
Hialeah
Miami
Legend (FL)
Current Superior Branches: 32

SUPERIOR

Banking High Growth Markets

Markets	Projected 5-Year Growth in Population 2008-2013 (%)	2008 Total Population	Household Income 2008
Birmingham, AL Growth Corridor*	17.7	188,369	$69,407
Sarasota, FL	12.9	725,822	$52,997
Tampa-St. Petersburg, FL	10.6	2,808,971	$48,787
Panama City, FL	7.8	170,977	$45,363
Huntsville, AL	8.8	387,227	$51,516
Blount Co, AL	4.7	55,834	$41,251
US	*6.3*	*309,299,265*	*$54,749*

*Shelby County AL. Birmingham-Hoover MSA projects 4.7% population growth on 1,123,492 people with $46,118 household income.

Source: SNL Financial

SUPERIOR

Balance Sheet: Remix of Funding

<u>January 2005</u>

$1.3 billion

<u>March 2009</u>

$2.8 billion



50%
40%
30%
20%
10%
0%
Customer CDs
Transaction Deposits
Borrowed Funds
Brokered Deposits
2005
2009

SUPERIOR

De Novo Branch Expansion

	Branches Opened	March ’09 Deposits (in millions)
2007	13	$ 282.9
2008	7	74.5
2009	2	5.8
Total	22	$ 363.2

Total Investment	**$25 - $30 Million**
2007 Net Profit/(Loss)	**($3) Million**
2008 Profit/(Loss)	**($2) Million**
2009 Profit/(Loss) (*FY budget*)	**($1) Million**

SUPERIOR
2009 Results

- First quarter 2009 loss per share: $0.18
- Assets up 6%: $3.1 billion vs. $3.0 billion
- Loans up 14%: $2.3 billion vs. $2.0 billion
- Deposits up 16%: $2.5 billion vs. $2.2 billion
- Net interest income up 15%: $21 million vs. $18 million
- Remains "Well-Capitalized" under regulatory standards (managed growth against tight capital)

SUPERIOR

Credit Cycle Management (2005- Present)

- Identified and reduced riskiest loan categories - land, condos and development (2005)
- Tightened underwriting criteria for all real estate categories (2005)
- Very experienced Senior Management (30 average years)
- Seasoned, experienced Senior Lenders (27 average years)
- Active, daily monitoring of individual past due and classified loans by executive management
- Development of multi-option exit plans of stressed loans
- Early, aggressive workout management
- No pool auctions or bulk dispositions

SUPERIOR

Market Assessment

Huntsville/Tennessee Valley:

- Best economic market
- Employment down 2.1% v. U.S. down 3.5%
- Residential building permits down 2.1% v. U.S. down 3.5%
- Retail sales per capita $16k v. U.S. @ $11k

Birmingham/Shelby County:

- Diversified, non-boom, non-bust economy
- Shelby Co: Fastest growing sub-market in our footprint
- Huge merger chaos

Northwest Florida:

- Smaller impact and faster recovery from real estate downturn

SUPERIOR

Balance Sheet: Loan Summary

Residential Construction Loan Composition

March 31, 2009


Total Outstanding (in millions)
100
90
80
70
60
50
40
30
20
10
-
Hunstville
NW Florida
Birmingham
Sarasota
Other AL
Tampa

Total
$343 Million outstanding
14.5% of loan portfolio

Alabama
$185 Million outstanding
7.8% of loan portfolio

Florida
$158 Million outstanding
6.7% of loan portfolio

Credit Quality



Non-Performing Loans
4.00%
3.00%
2.00%
1.00%
0.00%
% of Total Loans
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Period Ending

AL Bank

C & I	0.01%
Comm Const	0.04%
Res Const	0.06%
Comm Mortgage	0.24%
Res Mortgage	0.85%
Other	0.01%
Total	1.22%

NPL > $1MM 1 @ 1.9MM

3/31/09

NPLs	
AL Bank	1.22%
FL Bank	1.89%
Finance Co	0.04%
Total	**3.15%**

FL Bank

C & I	0.01%
Comm Const	0.66%
Res Const	0.14%
Comm Mortgage	0.64%
Res Mortgage	0.45%
Other	0.00%
Total	1.89%

NPL > $1MM 10 @ 23MM

Credit Quality



OREO
$ Millions
30.0
25.0
20.0
15.0
10.0
5.0
-
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Period Ending

(in millions)

3/31/09

AL Bank: $ 18.4

Res Const	$ 12.9
Comm Const	0.1
Comm Mortgage	1.3
Res Mortgage	4.2
Total	**$ 18.4**

OREO > $1MM 2 @ $3.7MM

OREO

AL Bank	$ 18.4
FL Bank	6.9
Finance Cos.	0.1
Total	**$ 25.4**

FL Bank: $ 6.9

Res Const	$ 5.4
Comm Const	0.6
Comm Mortgage	0.4
Res Mortgage	0.5
Total	**$ 6.9**

OREO > $1MM 2 @ $2.9MM

SUPERIOR

Credit Quality


Net Charge-Off Trend
Goal < 0.50%
Percent of Average Loan Outstandings
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Period Ending

3/31/09

AL Bank

C & I	0.00%
Comm Const	0.00%
Res Const	0.00%
Comm Mortgage	0.06%
Res Mortgage	0.06%
Other	0.02%
Total	**0.14%**

NCOs

AL Bank	0.14%
FL Bank	0.19%
Finance Co	0.09%
Total	**0.42%**

FL Bank

C & I	0.00%
Comm Const	0.00%
Res Const	0.16%
Comm Mortgage	0.00%
Res Mortgage	0.03%
Other	0.01%
Total	**0.19%**

Credit Quality


30-89 DPD Loans
% of Total Loans + Non Performing Assets
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
Period Ending


90+ DPD Loans
% of Total Loans + Non-Performing Assets
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Goal < 1.00%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
Period Ending

SUPERIOR

Capital Management

- 2008 Capital Raised $79 million

	March 31, 2009	
Capital Ratios	Bank	Consolidated
▪ Tier 1 Capital	8.8%	8.4%
▪ Tier 1 Risk-Based Capital	10.6%	10.2%
▪ Tangible Common	8.9%	5.1%
▪ Total Risk-Based	11.9%	11.45%

SUPERIOR

Merger Customer Dislocation

Total Alabama deposits in recent M&A:

❑	Wachovia / Wells Fargo	$ 8.8B
❑	Regions	$ 17.2B
❑	BBVA Compass Bank	$ 7.4B
❑	RBC USA	$ 3.9B
	Total	$ 37.3B

Notes: All values as reported for most recent quarter

SUPERIOR

2009 – 2010 Expectations

Initiatives

- Collect loans
- Full Risk-Based Loan Pricing
- Increase Core Funding
  - Optimize De Novo Program
  - Merger Dislocations
- Grow Inside Footprint
- Emphasize Well Capitalized (TRBC close to 12%)
- Acquire "Free" or Earn-Out Businesses

NASDAQ Symbol: SUPR

SUPERIOR

Senior Management

C. Stanley Bailey - Chief Executive Officer

C. Stanley Bailey is the Chairman & Chief Executive Officer of Superior. Having joined the company in January 2005, he and his team are once again implementing a strategy that creates shareholder value through enhancing the performance and franchise of the company. Bailey was the founder and chairman & chief executive officer of Superior Financial Corp., Little Rock, Arkansas. Superior Financial Corp. was established in late 1997 as a unitary thrift holding company for the purpose of acquiring Superior Federal Bank, a $1.2 billion traditional thrift. As a result of a five-year transition into a commercial bank, Superior became a $1.8 billion financial services company. In 2003, Bailey announced the sale of Superior to Arvest; Superior shareholder value was enhanced 148% since 1998.

Bailey has been in banking for over thirty-six years. From 1971 -- 1994, he was with AmSouth Bancorporation and AmSouth Bank, where he served as Vice Chairman and a director of the corporation. During the period of 1990 through 1994, Bailey led a strategic plan that focused on businesses that enhanced shareholder value and acquisitions in Florida, Tennessee and Georgia. During this period, AmSouth shares increased 225% while doubling the size of the company from $9 to $18 billion in assets. From 1995 - 1997, Bailey was with Hancock Holding Company and Hancock Bank, Gulfport, Mississippi, as Executive Vice President & Chief Financial Officer.

Bailey was born on March 22, 1949 in Cullman, Alabama. In 1971, he received a B.S. degree from Birmingham-Southern College, Birmingham, Alabama. In 1978, he received his M.B.A. degree from Samford University, Birmingham, Alabama. He is also a 1982 graduate of The Stonier Graduate School of Banking at Rutgers University, New Brunswick, New Jersey.

Senior Management

C. Marvin Scott – President

Mr. Scott has served as a Director and President of Superior Bancorp and Superior Bank since joining the organization in January of 2005. Mr. Scott has extensive banking experience and has worked with Stan Bailey since 1987. Prior to joining Superior, he served as President of Superior Financial Corporation (Little Rock, AR) and Superior Bank in connection with the leveraged buyout of the bank from Bank of America in April 1998. The sale of Superior to Arvest was announced in 2003. Mr. Scott was not only instrumental in the success of the Superior transaction (shareholder value was enhanced 148% since 1998) but also played a meaningful role in the ideas inception and structure.

Mr. Scott was Chief Retail Officer and Senior Vice President of Hancock Holding Company and Hancock Bank in Gulfport, Mississippi from February 1996 until January 1998. Prior to joining Hancock Holding Company, Mr. Scott was Executive Vice-President of Consumer Banking at AmSouth Bank in Birmingham, Alabama. He began his banking career in 1971 at Crestar Bank (now SunTrust) where he served in a wide array of senior positions including retail banking, operations, and marketing.

Mr. Scott was born on August 12, 1949 in Lynchburg, Virginia. In 1971, he received a B.A. degree from the University of Virginia. In 1978, he received his M.B.A. degree from Lynchburg College.

SUPERIOR
Senior Management

Rick D. Gardner – Chief Operating Officer

Mr. Gardner is the Chief Operating Officer of Superior Bancorp (NASDAQ: SUPR) and Superior Bank. He joined Superior in January 2005. Most recently, he served as Chief Administrative Officer and previously, Chief Financial Officer of Superior Financial Corp (Little Rock, Arkansas) and Superior Bank. Mr. Gardner played an integral role in Superior's transformation into a $1.8 billion commercially focused financial services company. From April 1996 until September 1998, Mr. Gardner was with First Commercial Mortgage Company in Little Rock, Arkansas, first as Chief Financial Officer and later as Chief Executive Officer. The Company was the regional mortgage banking subsidiary of First Commercial Corporation, a multi-bank holding company with $7.5 billion in assets.

Prior to his tenure at First Commercial, Mr. Gardner was the Chief Financial Officer of Metmor Financial in Kansas City, Missouri from 1990 -1995. Metmor was the national mortgage banking subsidiary of MetLife. Gardner served nine years at Grant Thornton, a top ten international accounting firm, prior to Metmor Financial.

Mr. Gardner was born on May 31, 1959 in Phoenix, Arizona. In 1981, he received a Bachelors of Business Administration degree in Accounting from the University of Oklahoma. He is a Certified Public Accountant.

SUPERIOR

Senior Management

James A. White – Chief Financial Officer

Mr. White joined Superior Bancorp as Chief Administrative Officer in September, 2008, and was named to the additional responsibility of CFO in October, 2008. Mr. White brings a successful 37-year career in the banking industry to Superior, including invaluable experience in challenging economies. Most recently, he was EVP and CFO of BankAtlantic Bancorp, Ft. Lauderdale, FL, a position he held from 2000 until his retirement in mid-2007.

Prior to that, he was EVP and CFO of BOK Financial and Director of Bank of Oklahoma, Tulsa, OK, a position he held from the time that bank was brought out to public market listing from an FDIC open bank assistance by a private investor in 1990, a position in which he served until 2000. Prior to that, he was with the First National Bank and Trust Company of Tulsa (now part of JPMorgan Chase), where he served initially as CFO and later as President and CEO from 1975 until joining BOKF in 1990. He began his banking career with North Carolina National Bank (now Bank of America) in 1972.

Mr. White is a graduate of Davidson College and received his MBA degree in Finance from the University of North Carolina, where he was a Dean's Scholar. He served in the US army from 1965 to 1970.

SUPERIOR

Senior Management

George J. Hall – Florida President

Mr. Hall joined Superior Bank in 2004 and currently serves in a senior management capacity as President of Superior Bank – Florida.

Hall began his banking career at Wachovia Bank in 1983 as a management trainee after completing his obligation in the U.S. Army where he was assigned to the White House Presidential Honor Guard. Hall then spent several years with both Boston Five Cents Savings Bank and Fleet Bank. In 1990, Hall joined First New Hampshire Bank where he managed Special Assets in addition to their Southern Region operations. In 1991, he earned Officer of the Year recognition by Bank of Ireland, the parent company of First New Hampshire Bank.

Hall joined Compass Bank as their Montgomery, Alabama City President in 1996. During his tenure in Montgomery, he successfully increased market share and profitability while aggressively improving the bank's community leadership position. This success led to his advancement as the President and CEO of their New Mexico banking operation. Hall again was successful in increasing market share and profitability while introducing new banking services.

George is a 1979 graduate of the University of Connecticut and currently resides in Tampa, Florida with his wife, Mary and five sons. His outside activities include coaching youth sport programs, martial arts, and reading. He is involved in numerous community events and has served as a director of The American Red Cross, Brentwood Children's Home, United Way, the Alabama Shakespeare Festival, and activities in his church.

SUPERIOR

5-Year Financial History

	2004	2005	2006	2007	2008	Q1 '09	CAGR 2004-2008
Net Income and Per Share Information							
Net Income (Loss) Avail to Common (000)	$ 741	$ (8,097)	$ 4,997	$ 7,621	(163,461) [1]	$ (1,829)	
Diluted EPS	0.17	(1.69)	0.83	0.82	(16.31)	(0.18)	
TCBV/Share	18.48	18.44	16.92	16.21	15.74	15.76	-3.9%
Balance Sheet (000)							
Assets	$ 1,423,128	$ 1,415,469	$ 2,440,990	$ 2,885,425	$ 3,052,701	$ 3,134,438	21.0%
Net Loans	922,325	951,242	1,620,636	1,994,143	2,286,071	2,329,428	25.5%
Deposits	1,067,206	1,043,696	1,870,841	2,200,611	2,342,988	2,507,665	21.7%
Shareholders' Equity	100,539	105,065	276,087	350,042	251,239	251,070	25.7%
Tangible Common Equity	88,163	92,975	146,567	162,522	158,563	159,174	15.8%
Selected Ratios (%)							
ROAE	1.18	(5.68)	3.55	2.47	(46.58)	(1.11)	
ROAA	0.09	(0.41)	0.30	0.29	(5.42)	(0.09)	
Net Interest Margin	3.31	3.14	3.17	3.37	3.27	3.12	
Efficiency Ratio	92.00	88.00	81.00	80.00	86.00	83.00	
Fee Income Ratio	21.80	21.30	20.00	20.20	23.20	20.80	
TCE/TA	6.25	6.63	6.34	6.02	5.23	5.11	
End of Period Market Info							
Market Capitalization ($mm)	$ 146.08	$ 227.97	$ 393.00	$ 215.40	$ 31.94	$ 40.20	
Price Per Share	32.92	45.64	45.36	21.48	3.17	3.98	
Price/TBV (%)	178.10	247.50	268.10	132.50	19.10	23.90	
Price/LTM EPS	NM	NM	54.70	26.20	NM	NM	

[1] Includes Goodwill charge of $160 million at 12/31/08.